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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington DC 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 1, 2002

                          Jacobs Engineering Group Inc.
             (Exact name of Registrant as specified in its charter)

              Delaware                              1-7463                            95-4081636
-------------------------------------------------------------------------------------------------------------
      (State of incorporation)                  (SEC File No.)               (IRS Employer identification
                                                                                        number)

        1111 S. Arroyo Parkway, Pasadena, California                                   91105
--------------------------------------------------------------------------------------------------------------
           (Address of principal executive offices)                                 (Zip code)

Registrant's telephone number (including area code):  (626) 578-3500

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Item 5.  Other Events:

Jacobs Engineering Group Inc., a Delaware corporation (the "Registrant"), completed its previously announced two-for-one stock split. The stock split was effected in the form of a stock dividend of one additional share of the Registrant's common stock payable on April 1, 2002 for each share of common stock held of record on March 1, 2002.

The information contained in the Registrant's press release dated April 2, 2002 with respect to the two-for-one stock split is included in Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:

     (c)   Exhibit No.

           99.1  Press release of Registrant dated April 2, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACOBS ENGINEERING GROUP INC.


By: /s/ William C. Markley, III
-------------------------------
Name:   William C. Markley, III
Title:  Senior Vice President
        General Counsel and Secretary

Date:  April 2, 2002

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